UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 6, 2007

(Amendment date: August 8, 2007)

____________________________

EQUICAP, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	10510 Hillsboro Road Santa Ana, CA 92705	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

909-697-2111
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
See below - Page F-1

(b)	Pro forma financial information.
See below - Page F-18

(c)	Exhibits.
None.

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Zhejiang Shengte Transmission Co., Ltd.

We have audited the accompanying balance sheet of Zhejiang Shengte Transmission Co., Ltd. as of June 30, 2006, and the related statements of operations and comprehensive loss, stockholder’s equity, and cash flows, for the year ended June 30, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zhejiang Shengte Transmission Co., Ltd. as of June 30, 2006, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Patrizio & Zhao, LLC

/S/ Patrizio & Zhao, LLC

Parsippany, New Jersey
August 8, 2007

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

BALANCE SHEET

JUNE 30, 2006

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$44,069
Accounts receivable, net	172,008
Advance payments	452,315
Inventory	81,638
Other receivables	9,221
Prepaid expenses	11,307

Total Current Assets	770,558

PROPERTY AND EQUIPMENT, NET	49,883

Total Assets	$820,441

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Accounts payable and accrued expenses	$205,143
Advances from customers	1,252
Other payables	2,898

Total Liabilities	209,293

STOCKHOLDER’S EQUITY
Capital contribution	622,000
Retained earnings	(14,797)
Accumulated other comprehensive income	3,945

Total Stockholder’s Equity	611,148

Total Liabilities and Stockholder’s Equity	$820,441

The accompanying notes are an integral part of these financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED JUNE 30, 2006

REVENUE	$47,696

COST OF SALES	39,871

GROSS PROFIT	7,825

EXPENSES
Selling, general and administrative	23,477

LOSS FROM OPERATIONS	(15,652)

OTHER INCOME (EXPENSE)
Interest income	503
Other income	400
Other expense	(48)
Total Other Income (Expenses)	855

LOSS BEFORE PROVISION FOR INCOME TAX	(14,797)

PROVISION FOR INCOME TAX	-

NET LOSS	($ 14,797)

OTHER COMPRENSIVE INCOME
Foreign currency translation adjustment	3,945

COMPREHENSIVE LOSS	($ 10,852)

The accompanying notes are an integral part of these financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	($ 14,797)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	1,831
Changes in assets and liabilities:
Accounts receivable	(172,008)
Inventory	(81,638)
Advance payments	(452,315)
Other receivables	(9,221)
Prepaid expenses	(11,307)
Accounts payable and accrued expenses	205,143
Advances from customers	1,252
Other payables	2,898

Total Adjustments	(515,365)

Net cash Used By Operating Activities	(530,162)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(51,714)

Net Cash Used By Investing Activities	(51,714)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	622,000

Net Cash Provided By Financing Activities	622,000

EFFECT OF FOREIGN CURRENCY TRANSLATION ON CASH	3,945

NET INCREASE IN CASH AND CASH EQUIVALENTS	44,069

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	-

CASH AND CASH EQUIVALENTS AT END OF YEAR	$44,069

SUPPLEMENTAL INFORMATION:

CASH PAID FOR INCOME TAXES	$-

CASH PAID FOR INTEREST	$-

The accompanying notes are an integral part of these financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

STATEMENT OF STOCKHOLDER’S EQUITY

AS OF JUNE 30, 2006

			Accumulated
	Capital	Retained	Other Comprehensive	Total Stockholder’s
	Contribution	Earnings	Income	Equity

BALANCE - JUNE 30, 2005	$--	$-	$-	$-

Shareholder contribution	622,000	-	-	622,000

Net Loss	-	(14,797)	-	(14,797)

Other Comprehensive Income	-	-	3,945	3,945

BALANCE - JUNE 30, 2006	$622,000	($14,797)	$3,945	$611,148

 The accompanying notes are an integral part of these consolidated financial statements

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Zhejiang Shengte Transmission Co., Ltd. (“Shengte” or “the Company”) was organized in the People’s Republic of China (“PRC”) as a limited liability company on February 24, 2006 with a registered capital of RMB 5 million. The Company is a manufacturer and distributor of gears and transmission systems mainly applied with diesel engines for industrial and agricultural machinery.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING METHOD

The Company uses the accrual method of accounting for financial statements and tax return purposes.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and related disclosures at the date of the financial statements and during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," the Company considers all highly liquid instruments with original maturities of three months or less to be cash and cash equivalents.

ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at the end of the period.  Based on its assessment of the credit history with customers having outstanding balances and current relationships with them, management makes conclusions whether any realization of losses on balances outstanding at the end of the year will be deemed uncollectible based on the age of the receivables. The Company reserves 5% of accounts receivable balances that have been outstanding between three months and six months, 20% of receivable balances that have been outstanding within one year, 50% of receivable balances that have been outstanding for between one year and two years, and 100% of receivable balances that have been outstanding more than two years. All accounts receivable balances at June 30 have been outstanding within three month. Therefore, no allowance is deemed necessary.

The Company will write off the uncollectible receivables once the customers are bankrupt or there is a remote possibility that the Company will collect the outstanding balance.  The write-off must be reported to the local tax authorities and get the official approval from them.  To date, the Company has not written off any accounts receivable.

ADVANCE PAYMENTS

As a common practice in China, vendors often require advance payments for purchase of raw materials. Advance payments are short term in nature and bear no interest.

INVENTORY

Inventories are stated at the lower of cost or net realizable value.  Cost is calculated on the weighted-average basis and includes all costs to acquire and other costs incurred in bringing the inventories to their present location and condition.  We evaluate the net realizable value of our inventories on a regular basis and record a provision for loss to reduce the computed weighted-average cost if it exceeds the net realizable value.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

PROPERTY AND EQUIPMENT

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses.  The initial cost of the asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.  Depreciation is provided using the straight-line method over the assets estimated useful life for periods ranging from five to ten years.  Significant improvements and betterments are capitalized where it is probable that the expenditure resulted in an increase in the future economic benefits expected to be obtained from the use of the asset beyond its originally assessed standard of performance.  Routine repairs and maintenance are expensed when incurred.  Gains and losses on disposal of fixed assets are recognized in the income statement based on the net disposal proceeds less the carrying amount of the assets.

IMPAIRMENT OF LONG-LIVED ASSETS

Long-lived assets, such as property, plant and equipment and other non-current assets, including intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.  An impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.  Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value. At June 30, 2006, there was no impairment expense that was deemed necessary.

REVENUE RECOGNITION

Revenue consists of sales of gears and transmission systems. In accordance with the provisions of Staff Accounting Bulletin No. 103, revenue is recognized when merchandise is shipped, title and risk of loss pass to the customer and collectibility is reasonably assured. Revenue is recorded as the sales price of goods and services, net of applicable rebates, discounts and returns.

INCOME TAXES

The Company accounts for income taxes under the provision of Statement of Financial Accounting Standards (“SFAS” No.  109), “Accounting for Income Taxes,” whereby deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect  taxable income.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

FOREIGN CURRENCY TRANSLATION

The Company maintains its books and accounting records in Renminbi (“RMB”), the currency of the PRC, The Company’s functional currency is also RMB.  The Company has adopted SFAS 52 in translating financial statement amounts from RMB to the Company’s reporting currency, United States dollars (“US$”).  All assets and liabilities are translated at the current rate.  The shareholders’ equity accounts are translated at appropriate historical rate.  Revenue and expenses are translated at the weighted average rates in effect on the transaction dates.

Foreign currency translation adjustments due to exchange fluctuation, if any, are included in the Statement of Operations and Comprehensive Income as a component of other comprehensive income.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company considers the carrying amounts reported in the consolidated Balance Sheet for current assets and current liabilities qualifying as financial instruments and approximating fair value.

SHIPPING AND HANDLING COSTS

Shipping and handling cost are classified as selling expenses and are expensed as incurred.

ADVERTISING COSTS

Advertising costs are classified as selling expenses and are expensed as incurred. Advertising costs were insignificant during the year ended June 30, 2006.

PURCHASE DISCOUNTS

Purchase discounts, if applicable, are netted in the cost of goods sold.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not believe adoption of this statement will have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. SFAS 157 requires companies to disclose the fair value of its financial instruments according to a fair value hierarchy (i.e., levels 1, 2, and 3, as defined). Additionally, companies are required to provide enhanced disclosure regarding instruments in the level 3 category, including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company does not believe adoption of this statement will have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132®” (“SFAS 158”) requires employers to recognize the overfunded or underfunded status of a defined benefit post-retirement plan as an asset or liability in its statement of financial position. Further, SFAS 158 requires employers to recognize changes in the funded status in the year in which the changes occur through comprehensive income. SFAS 158 is effective for fiscal years ending after December 15, 2006. The Company does not believe adoption of this statement will have a material impact on the Company’s financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The SEC staff believes that registrants should quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying misstatement that, when all relevant quantitative and qualitative factors considered, is material. SAB 108 is effective for fiscal years ending on or after November 15, 2006, with early application encouraged. The Company does not believe that SAB 108 will have a material impact on its financial position or results of operations.

In June 2006, the FASB ratified the consensus reached by the EITF related to ETIF Issue No. 06-5 “Accounting for Purchases of Life Insurance - Determining the Amount That Could Be Realized in Accordance with FASB Technical Bulletin No. 85-4, Accounting for Purchases of Life insurance” (“EITF 06-5”), which requires that a policyholder consider additional amounts included in the contractual terms of the policy in determining the amount that could be realized under the life insurance policy. EITF 06-5 provides additional guidance for determining the amount to be realized, including the policy level for which the analysis should be performed, amounts excluded and measurement criteria. EITF 06-5 is effective for fiscal years beginning after December 15, 2006. The Company does not believe adoption of this statement will have a material impact on the Company’s financial statements.

NOTE 3 - INVENTORY

Inventory at June 30, 2006 consisted of the following:

Raw Materials	$17,224
Work in Process	64,414
Finished Goods	0
Total	$81,638

NOTE 4 - PROPERTY AND EQUIPMENT

A summary of property and equipment at June 30, 2007 is as follows:

Manufacturing equipment	$12,765
Office equipment and furniture	7,855
Vehicles	31,094
51,714

Accumulated depreciation	(1,831)

Total	$49,883

Depreciation expense for the year ended June 30, 2006 was $1,831.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 5 - INCOME TAXES

The company is located in the PRC, and is therefore subject to central government and provincial and local income taxes within the PRC at the applicable tax rate on the taxable income as reported in the PRC statutory financial statements in accordance with relevant income tax laws.  The tax rate is 33%. For the year ended June 30, 2006, the company incurred an operating loss, and therefore the income tax expense was $ 0.

No provision for deferred tax liabilities has been made, since the Company had no material temporary differences between the tax bases of assets and liabilities and their carrying amount.

NOTE 6 - OFF-BALANCE SHEET ARRANGEMENTS

At June 30, 2006, we do not have any material commitments for capital expenditures or have any transactions, obligations or relationships that could be considered off-balance sheet arrangements.

NOTE 7 - SUBSEQUENT EVENTS

On July 6, 2007, the Board of Directors of Zhejiang Zhongchai Machinery Co., Ltd. (“Zhongchai”), the China based and 75% owned subsidiary of Equicap, Inc., approved and finalized a Share Purchase Agreement (“Share Purchase Agreement”) with Xinchang Keyi Machinery Co., Ltd., a corporation incorporated in the People’s Republic of China (“Keyi”). Pursuant to the Share Purchase Agreement, Zhongchai purchased all the outstanding equity of Shengte from Keyi, the sole owner of Shengte for approximately $3.7 million.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

BALANCE SHEET

MARCH 31, 2007

(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$423,751
Accounts receivable, net of allowance of $13,335	253,361
Advance payments	1,563,306
Inventory	285,333
Other receivables	23,310
Prepaid expenses	15,361

Total Current Assets	2,564,422

PROPERTY AND EQUIPMENT, NET	359,455

Total Assets	$2,923,877

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Short term loans payable	$1,901,967
Accounts payable and accrued expenses	343,131
Other payables	940

Total Liabilities	2,246,038

STOCKHOLDER’S EQUITY
Capital contribution	622,000
Retained earnings	30,138
Accumulated other comprehensive income	25,701

Total Stockholder’s Equity	677,839

Total Liabilities and Stockholder’s Equity	$2,923,877

The accompanying notes are an integral part of these financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2007	2006	2007	2006

REVENUE	$454,342	$-	$1,223,104	$-

COST OF SALES	380,055	-	1,102,582	-

GROSS PROFIT	74,287	-	120,522	-

EXPENSES
Selling, general and administrative	26,092	1,615	73,856	1,615

INCOME (LOSS) FROM OPERATIONS	48,195	(1,615)	46,666	(1,615)

OTHER INCOME (EXPENSE)
Interest income	278	319	516	319
Other expense	(489)	-	(1,299)	-
Total Other Income (Expenses)	(211)	319	(783)	319

INCOME BEFORE PROVISION FOR INCOME TAX	47,984	(1,296)	45,883	(1,296)

PROVISION FOR INCOME TAX	960	-	947	-

NET INCOME	$47,024	($ 1,296)	$44,936	($ 1,296)

OTHER COMPRENSIVE INCOME
Foreign currency translation adjustment	6,538	1,996	21,756	1,996

COMPREHENSIVE INCOME	$53,562	$700	$66,692	$700

The accompanying notes are an integral part of these financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

STATEMENTS OF CASH FLOWS

	Nine Months Ended March 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$44,936	($ 1,296)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	18,215	-
Bad debt allowance	13,335	-
Changes in assets and liabilities:
Accounts receivable	(94,688)	-
Inventory	(203,695)	-
Advance payments	(1,110,990)	(339,194)
Other receivables	(14,090)	(4,991)
Prepaid expenses	(4,054)	-
Accounts payable and accrued expenses	137,988	-
Advances from customers	(1,252)	-
Other payables	(1,958)	1,441

Total Adjustments	(1,261,189)	(342,744)

Net cash Used By Operating Activities	(1,216,253)	(344,040)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(327,788)	-

Net Cash Used By Investing Activities	(327,788)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution	-	622,000
Short term loans	1,901,967	-

Net Cash Provided By Financing Activities	1,901,967	622,000

EFFECT OF FOREIGN CURRENCY TRANSLATION ON CASH	21,756	1,996

NET INCREASE IN CASH AND CASH EQUIVALENTS	379,682	279,956

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	44,069	-

CASH AND CASH EQUIVALENTS AT END OF YEAR	$423,751	$279,956

SUPPLEMENTAL INFORMATION:

CASH PAID FOR INCOME TAXES	$-	$-

CASH PAID FOR INTEREST	$-	$-

The accompanying notes are an integral part of these financial statements.

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007 AND 2006

(UNAUDITED)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Zhejiang Shengte Transmission Co., Ltd. (“Shengte” or “the Company”) was organized in the People’s Republic of China (“PRC”) as a limited liability company on February 24, 2006 with a registered capital of RMB 5 million. The Company is a manufacturer and distributor of gears and transmission systems mainly applied with diesel engines for industrial and agricultural machinery.

NOTE 2 - INTERIM FINANCIAL STATEMENTS

These interim financial statements should be read in conjunction with Zhejiang Shengte Transmission Co., Ltd. audited financial statements for the year ended June 30, 2006, as not all disclosures required by generally accepted accounting principles for annual financial statements are presented. The interim financial statements follow the same accounting policies and methods of computations as the audited financial statements for the year ended June 30, 2006.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principals (GAAP) applicable to interim financial information and with the requirements of Form 10-QSB and Item 310 of Regulation S-B of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Interim results are not necessarily indicative of results for a full year. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and the results of operations and cash flows for the interim periods have been included.

NOTE 4 - ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at the end of the period.  Based on its assessment of the credit history with customers having outstanding balances and current relationships with them, management makes conclusions whether any realization of losses on balances outstanding at the end of the year will be deemed uncollectible based on the age of the receivables. The Company reserves 5% of accounts receivable balances that have been outstanding between three months and six months, 20% of receivable balances that have been outstanding within one year, 50% of receivable balances that have been outstanding for between one year and two years, and 100% of receivable balances that have been outstanding more than two years. Bad debt allowance for the nine months ended March 31, 2007 was $13,335.

NOTE 5 - INVENTORY

Inventory at March 31, 2007 consisted of the following:

Raw Materials	$55,643
Work in Process	90,452
Finished Goods	139,238
Total	$285,333

ZHEJIANG SHENGTE TRANSMISSION CO., LTD.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007 AND 2006

(UNAUDITED)

NOTE 6 - PROPERTY AND EQUIPMENT

A summary of property and equipment at March 31, 2007 is as follows:

Manufacturing equipment	$340,552
Office equipment and furniture	7,855
Vehicles	31,094
379,501

Accumulated depreciation	(20,046)

Total	$359,455

Depreciation expense for the nine months ended March 31, 2007 and 2006 was $18,215 and $-0-, respectively.

NOTE 7 - SHORT TERM LOANS

Short term loans represent loans made from non-related third parties for working capital purposes. These loans are short term in nature and bear no interest.

NOTE 8 - INCOME TAXES

The company is located in the PRC, and is therefore subject to central government and provincial and local income taxes within the PRC at the applicable tax rate on the taxable income as reported in the PRC statutory financial statements in accordance with relevant income tax laws.  The tax rate is 33%. For the nine months and three months ended March 31, 2007, the income tax expense was $947 and $960, respectively

No provision for deferred tax liabilities has been made, since the Company had no material temporary differences between the tax bases of assets and liabilities and their carrying amount.

NOTE 9 - OFF-BALANCE SHEET ARRANGEMENTS

At March 31, 2007, the company did not have any material commitments for capital expenditures or have any transactions, obligations or relationships that could be considered off-balance sheet arrangements.

NOTE 10 - SUBSEQUENT EVENTS

On July 6, 2007, the Board of Directors of Zhejiang Zhongchai Machinery Co., Ltd. (“Zhongchai”), the China based and 75% owned subsidiary of Equicap, Inc., approved and finalized a Share Purchase Agreement (“Share Purchase Agreement”) with Xinchang Keyi Machinery Co., Ltd., a corporation incorporated in the People’s Republic of China (“Keyi”). Pursuant to the Share Purchase Agreement, Zhongchai purchased all the outstanding equity of Shengte from Keyi, the sole owner of Shengte for approximately $3.7 million.

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements of Equicap, Inc (the “Company”) have been prepared to indicate how the financial statements of the Company might have looked if the merger with Zhejiang Shengte Transmission Co., Ltd and transactions related to that Merger had occurred as of the beginning of the period presented.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of the Company and Zhejiang Shengte Transmission Co., Ltd. The pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the merger been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

Equicap, Inc.
Unaudited Pro Forma Condensed Balance Sheet
March 31, 2007

	Historical		Pro Forma
	Equicap, Inc.	Zhejiang Shengte Transmission Co., Ltd	Adjustments	Notes		Combined

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$12,871,855	$423,751	$(3,626,000)	(a	)	$9,669,606
Accounts receivable, net of allowance	236,534	253,361	-			489,895
Advance payments	-	1,563,306	-			1,563,306
Inventory	61,327	285,333	-			346,660
Other receivables	-	23,310	-			23,310
Prepaid expenses	-	15,361	-			15,361

Total Current Assets	13,169,716	2,564,422	(3,626,000)			12,108,138
-
PROPERTY AND EQUIPMENT, NET	-	359,455	-			359,455

OTHER ASSET
Goodwill	-	-	2,948,161	(a	)	2,948,161
Deferred compensation	308,381	-	-			308,381

Total Assets	$13,478,097	$2,923,877	$(677,839)			$15,724,135

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$639,836	$343,131	$-			$982,967
Taxes payable	39,866	-	-			39,866
Other payables	17,910	1,902,907	-			1,920,817

Total Current Liabilities	697,612	2,246,038	-			2,943,650

MINORITY INTEREST	2,600,000	-	-			2,600,000

STOCKHOLDERS' EQUITY
Capital contribution	-	622,000	(622,000)	(a	)	-
Common stock	28,169	-	-			28,169
Stock subscriptions receivable-IBC	(5,330)	-	-			(5,330)
Stock subscriptions receivable-Usunco	(33,120)	-				(33,120)
Additional paid-in capital	11,117,636	-				11,117,636
Retained earnings	(944,567)	30,138	(30,138)	(a	)	(944,567)
Accumulated Other comprehensive income	17,697	25,701	(25,701)	(a	)	17,697

Total Stockholders' Equity	10,180,485	677,839	(677,839)			10,180,485

Total Liabilities and Stockholders' Equity	$13,478,097	$2,923,877	$(677,839)			$15,724,135

		-
Note: (a) These adjustments are made assuming that the acquisition occurred at the beginning of the period presented.

Equicap, Inc.
Unaudited Pro Forma Condensed Statements of Operations
For the Year Ended June 30, 2006

	Historical		Pro Forma
	Equicap, Inc.	Zhejiang Shengte Transmission Co., Ltd	Adjustments		Notes	Combined

SALES	$961,632	$47,696		$-			$1,009,328

COST OF SALES	758,767	39,871		-			798,638

GROSS PROFIT	202,865	7,825		-			210,690

EXPENSES
Selling, general and administrative	70,393	23,477		-			93,870
Total Expenses	70,393	23,477					93,870

INCOME (LOSS) FROM OPERATIONS	132,472	(15,652)		-			116,820

OTHER INCOME (EXPENSE)
Interest income	-	503		-			503
Other income	-	400		-			400
Other expenses	(30,449) -	(48)		-			(30,497)
Total Other Income (Expenses)	(30,449)	855		-			(29,594)

INCOME BEFORE PROVISION FOR INCOME TAX	102,023	(14,797)		-			87,226

PROVISION FOR INCOME TAXES	41,466	-		-			41,466

NET INCOME (LOSS)	$60,557	$(14,797)	$			$	$ 45,760

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	$0.00						$0.00

WEIGTHED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	18,323,944						18,323,944

Equicap, Inc.
Unaudited Pro Forma Condensed Statements of Operations
For the Nine Months Ended March 31, 2007

	Historical		Pro Forma
	Equicap, Inc.	Zhejiang Shengte Transmission Co., Ltd	Adjustments	Notes	Combined

SALES	$1,206,077	$1,223,104	$-		$2,429,181

COST OF SALES	1,100,715	1,102,582	-		2,203,297

GROSS PROFIT	105,362	120,522	-		225,884

EXPENSES
Selling, general and administrative	1,108,588	73,856	-		1,182,444
Total Expenses	1,108,588	73,856	-		1,182,444

INCOME (LOSS) FROM OPERATIONS	(1,003,226)	46,666	-		(956,560)

OTHER INCOME (EXPENSE)
Interest income	-	516	-		516
Other income	-	-	-		-
Other expense	(1,073)	(1,299)	-		(2,372)
Total Other Income (Expense)	(1,073)	(783)	-		(1,856)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX	(1,004,299)	45,883	-		(958,416)

PROVISION FOR INCOME TAXES	825	947	-		1,772

NET INCOME (LOSS)	($1,005,124)	$44,936	$-		($960,188)

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	($0.05)				($0.05)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	19,568,101				19,568,101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its Current Report on Form 8-K for an event date of July 6, 2007 to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc. (Registrant)

Date: August 8, 2007	By:	/s/ David Ming He
David Ming He, Chief Financial Officer